UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2004

Network Equipment Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15323 (Commission File Number)	94-2904044 (IRS Employer Identification No.)

6900 Paseo Padre Parkway, Fremont, California 94555
(510) 713-7300
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name or former address if changed since last report)

Item 12. Results of Operations and Financial Condition.

On January 14, 2004, Network Equipment Technologies, Inc. issued a press release announcing its financial results for the fiscal quarter ended December 26, 2003.  The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Network Equipment Technologies, Inc.

Date: January 14, 2004	By: /s/ JOHN F. McGRATH, JR.
Name: John F. McGrath, Jr.
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated January 14, 2004.